Exhibit 99.2

UAL Investor Update: July 21, 2009
Outlook Highlights
Capacity
Third quarter 2009 consolidated available seat miles (ASMs) are estimated to be down 5.6% to 6.6% year-over-year. Full year 2009 consolidated ASM’s are estimated to be down 7.5% to 8.5%. These include an additional 7% reduction in international capacity for the last four months of the year.
Non-Fuel Expense
The company estimates third quarter 2009 mainline non-fuel unit cost per ASM (CASM), excluding profit sharing and certain accounting charges, to be flat to up 1.0% year-over-year, and consolidated CASM, excluding profit sharing and certain accounting charges, to be flat to up 1.0% year-over-year. For the full-year 2009, the company estimates mainline CASM, excluding fuel, profit sharing and certain accounting charges to be down 0.5% to up 0.5% year-over-year.
Fuel Expense
The company estimates mainline fuel price, including the impact of cash settled hedges, to be $2.20 per gallon for the third quarter and $2.07 per gallon for the full year. The company has previously posted cash collateral with its fuel hedge counterparties and this collateral will be used to cover hedge losses as contracts settle.
Non-Operating Income/Expense
A portion of the company’s total fuel hedge gains and losses are classified as non-operating expense, with the rest classified as operating fuel expense. Based on July 16 closing forward prices, the company expects to recognize $45 million of cash losses on settled hedge contracts reported in non-operating expense in the third quarter. Excluding hedge impacts, non-operating expense is estimated to be $120 million to $130 million for the third quarter and $505 million to $515 million for the full year.*
Income Taxes
Because of its net operating loss carry-forwards, the company expects to pay minimal cash taxes for the foreseeable future and is not recording incremental tax benefits at this time. The company expects an effective tax rate of 0% for the third quarter and full year 2009.
Capital Spending and Scheduled Debt and Capital Lease Payments
The company is reducing its planned capital expenditures to $300 million, a reduction of $150 million from the $450 million the company originally planned for 2009. Of the planned $300 million in capital expenditures, $170 million had been spent as of the end of the second quarter. The company expects scheduled debt and capital lease payments of $460 million for the remainder of the year.

*	The company believes that excluding fuel hedge expenses from non-operating expense is useful to investors because it more clearly depicts the performance of other non-operating revenue and expense items.
The United Building: 77 West Wacker Drive, Chicago, IL 60601

2009 Financial and Operational Outlook

		Year-Over-Year	Estimated Full	Year-Over-Year
	Third Quarter	% Change	Year	% Change
	2009	Higher/(Lower)	2009	Higher/(Lower)
Revenue
Mainline Passenger Unit Revenue (¢/ASM)	Third Quarter Revenue Outlook to Be Provided Later In the Quarter

Regional Affiliate Passenger Unit Revenue (¢/ASM)
Consolidated Passenger Unit Revenue (¢/ASM)
Cargo and Other Revenue ($ millions)

Operating Expense*
Mainline Unit Cost Excluding Profit Sharing and Non-Cash Net Mark-to-Market Impacts (¢/ASM)	11.15¢ - 11.23¢	(19.1%) - (18.5%)	11.21¢ - 11.29¢	(15.4%) - (14.8%)
Regional Affiliate Unit Cost (¢/ASM)	15.58¢ - 15.69¢	(25.8%) - (25.3%)	16.09¢ - 16.18¢	(19.9%) - (19.4%)
Consolidated Unit Cost Excluding Profit Sharing and Non-Cash Net Mark-to-Market Impacts (¢/ASM)	11.73¢ - 11.81¢	(19.4%) - (18.8%)	11.83¢ - 11.91¢	(15.3%) - (14.8%)

Non-Fuel Expense*
Mainline Unit Cost Excluding Fuel & Profit Sharing (¢/ASM)	7.72¢ - 7.80¢	0.0% - 1.0%	7.95¢ - 8.03¢	(0.5%) - 0.5%
Regional Affiliate Unit Cost Excluding Fuel (¢/ASM)	11.25¢ - 11.36¢	(6.5%) - (5.6%)	11.87¢ - 11.96¢	(3.7%) - (2.9%)
Consolidated Unit Cost Excluding Fuel & Profit Sharing (¢/ASM)	8.18¢ - 8.26¢	0.0% - 1.0%	8.45¢ - 8.53¢	0.0% - 1.0%

Fuel Expense
Mainline Fuel Consumption	501 Million Gallons		1,924 Million Gallons
Mainline Fuel Price Excluding Hedges	$1.92 / Gallon		$1.77 / Gallon
Mainline Fuel Price Including Cash Settled Hedges	$2.20 / Gallon		$2.07 / Gallon
Mainline Fuel Price Including Cash Settled Hedges and Non-Cash Net Mark-to-Market Gains/(Losses) (GAAP fuel expense per gallon)	$2.23 / Gallon		$1.81 / Gallon
Regional Affiliates Fuel Consumption	103 Million Gallons		392 Million Gallons
Regional Affiliates Fuel Price*	$2.01 / Gallon		$1.92 / Gallon
(Fuel hedge gains and losses are not allocated to Regional Affiliates)

Non-Operating Income/(Expense)
Non-Operating Income/(Expense) Excluding Hedge Gains/Losses	($120M) - ($130M )		($505M) - ($515M )

Cash Net Losses on Settled Fuel Hedge Contracts	($45M)		($265M)

Total Non-Operating Income/(Expense) Excluding Non-Cash Net Mark-to-Market Fuel Hedge Gains	($165M) - ($175M )		($770M) - ($780M )

Non-Cash Net Mark-to-Market Fuel Hedge Gains	$29M		$279M

Total GAAP Non-Operating Income/(Expense)	($136M) - ($146M )		($491M) - ($501M )

Income Taxes
Effective Tax Rate	0%		0%

Capacity and Traffic
Mainline Domestic Capacity (Million ASM’s)	17,935 - 18,137	(11.5%) - (10.5%)	68,154 - 68,928	(11.9%) - (10.9%)
Mainline International Capacity (Million ASM’s)	13,990 - 14,138	(5.6%) - (4.6%)	53,251-53,836	(8.9%) - (7.9%)
Mainline System Capacity (Million ASM’s)	31,925 - 32,275	(9.0%) - (8.0%)	121,405-122,764	(10.6%) - (9.6%)
Regional Affiliates Capacity (Million ASM’s)	4,765-4,807	13.5% - 14.5%	17,738 - 17,900	9.7% - 10.7%
Consolidated Domestic Capacity (Million ASM’s)	22,700 - 22,944	(7.2%) - (6.2%)	85,892 - 86,828	(8.2%) - (7.2%)
Consolidated System Capacity (Million ASM’s)	36,690 - 37,082	(6.6%) - (5.6%)	139,143 - 140,664	(8.5%) - (7.5%)

Mainline System Traffic (Million RPM’s)	Third Quarter Traffic Outlook to Be Provided Later In the Quarter
Regional Affiliates Traffic (Million RPM’s)
Consolidated System Traffic (Million RPM’s)

*	Excludes special items and certain accounting charges
The United Building: 77 West Wacker Drive, Chicago, IL 60601

Fuel Hedge Positions and Collateral
The table below outlines the company’s estimated settled hedge impacts at various crude oil prices, based on the hedge portfolio as of July 16, 2009:

Crude Oil Price*	Cash Settled Hedge Impact	3Q09	4Q09	FY09

$90 per Barrel	Mainline Fuel Price Excluding Hedge** ($/gal)	$2.57	$2.59	$2.09
	Increase/(Decrease) to Fuel Expense ($/gal)	$(0.15)	$(0.26)	$0.11
	Increase/(Decrease) to Non-Operating Expense ($ millions)	$21M	$14M	$211M

$80 per Barrel	Mainline Fuel Price Excluding Hedge** ($/gal)	$2.33	$2.35	$1.97
	Increase/(Decrease) to Fuel Expense ($/gal)	$0.01	($0.13)	$0.18
	Increase/(Decrease) to Non-Operating Expense ($ millions)	$30M	$25M	$230M

$70 per Barrel	Mainline Fuel Price Excluding Hedge** ($/gal)	$2.10	$2.11	$1.85
	Increase/(Decrease) to Fuel Expense ($/gal)	$0.16	$0.01	$0.25
	Increase/(Decrease) to Non-Operating Expense ($ millions)	$38M	$35M	$250M

$62.02 per Barrel***	Mainline Fuel Price Excluding Hedge** ($/gal)	$1.92	$1.93	$1.77
	Increase/(Decrease) to Fuel Expense ($/gal)	$0.28	$0.10	$0.31
	Increase/(Decrease) to Non-Operating Expense ($ millions)	$45M	$44M	$265M

$60 per Barrel	Mainline Fuel Price Excluding Hedge** ($/gal)	$1.86	$1.87	$1.74
	Increase/(Decrease) to Fuel Expense ($/gal)	$0.32	$0.13	$0.32
	Increase/(Decrease) to Non-Operating Expense ($ millions)	$47M	$46M	$269M

$50 per Barrel	Mainline Fuel Price Excluding Hedge** ($/gal)	$1.62	$1.63	$1.62
	Increase/(Decrease) to Fuel Expense ($/gal)	$0.43	$0.20	$0.37
	Increase/(Decrease) to Non-Operating Expense ($ millions)	$56M	$56M	$288M

$40 per Barrel	Mainline Fuel Price Excluding Hedge** ($/gal)	$1.38	$1.39	$1.50
	Increase/(Decrease) to Fuel Expense ($/gal)	$0.48	$0.24	$0.39
	Increase/(Decrease) to Non-Operating Expense ($ millions)	$61M	$60M	$297M

*	Projected impacts assume a common, parallel jet fuel refining crack spread consistent with July 16, 2009 forward prices, and a parallel crude forward price curve consistent with July 16, 2009 forward prices. Row headings refer to illustrative spot closing prices on July 16, 2009.

**	Mainline fuel price per gallon excluding hedge impacts, but including taxes and transportation costs.

***	The row labeled $62.02 per barrel is consistent with the July 16, 2009 fuel forward price curve used to provide the outlook on each of the collateral tables shown below, as well as the 2009 Financial and Operational Outlook table on the prior page.
Projected Fuel Hedge Collateral Balance at Each Quarter End

	3Q09	4Q09
Based on July 16, 2009 Closing Forward Prices	$85M	$20M
The table below outlines the company’s estimated collateral provisions at various crude oil prices, based on the company’s hedge position and the closing forward prices as of July 16, 2009.

Approximate Change in Cash
Collateral For Each $5 per Barrel
Price of Crude Oil, in Dollars per Barrel:	Change in the Price of Crude Oil
Above $120	No Collateral Required
Above $90, but Less than or Equal to $120	$10 million
Above $60, but Less than or Equal to $90	$21 million
Above $35, but Less than or Equal to $60	$54 million
Less than or Equal to $35	$29 million
The company also expects to recognize, as restricted cash, fuel hedge collateral from fuel hedge counterparties for net in-the-money hedges. The company expects to recognize $35 million for each $5 increase in the price of crude oil per barrel above $65, and $72 million for each $5 increase in the price of crude oil per barrel above $70.
The United Building: 77 West Wacker Drive, Chicago, IL 60601

For example, at an illustrative $70 per barrel, the company’s July 16, 2009 required collateral provision to its derivative counterparties would be approximately $144 million and the amount of restricted cash received from fuel hedge counterparties would be approximately $35 million.
Share Count
Shown below, for illustrative purposes only, are estimated basic and dilutive share counts for the third quarter of 2009 and the full year 2009. The calculation of share counts is based on a number of assumptions including, but not limited to, an assumed market stock price, number of shares outstanding and a statutory tax rate of 37%. Actual share counts may be different from those shown below.

	3Q 2009
	(Estimated)
	Basic Share Count	Diluted Share Count	Interest Add-back
Net Income	(in millions)	(in millions)	(in millions)
Less than or equal to $0	145.1	145.1	$—
$1 million — $81 million	145.1	145.3	$—
$82 million — $114 million	145.1	167.6	$12.4
$115 million or greater	145.1	171.0	$15.0

	Full Year 2009
	(Estimated)
	Basic Share Count	Diluted Share Count	Interest Add-back
Net Income	(in millions)	(in millions)	(in millions)
Less than or equal to $0	145.0	145.0	$—
$1 million — $321 million	145.0	145.2	$—
$322 million — $452 million	145.0	167.4	$49.2
$453 million or greater	145.0	170.8	$59.5
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in or incorporated by reference in this investor update are forward-looking and thus reflect United Air Lines, Inc.’s (referred to herein as “United”) and UAL Corporation’s (referred to herein as “UAL”) current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to United’s and UAL’s operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are based upon information available to us on the date such statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. United’s and UAL’s actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our amended credit facility and other financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans; our ability to control our costs, including realizing benefits from our resource optimization efforts and cost reduction initiatives; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; the demand for travel and the impact the economic recession has on customer travel patterns; the increasing reliance on enhanced video-conferencing and other technology as a means of conducting virtual meetings; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aviation fuel and refining capacity in relevant markets); our ability to cost-effectively hedge against increases in the price of aviation fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the costs and availability of aviation and other insurance; the costs associated with security measures and practices; industry consolidation; competitive pressures on pricing and on demand; capacity decisions of United and/or our competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements); labor costs, our ability to maintain satisfactory labor relations, the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; and other risks and uncertainties, including those set forth in the SEC reports incorporated by reference in the prospectus or as stated or incorporated by reference in this prospectus supplement under the caption “RISK FACTORS.” Consequently, forward-looking statements should not be regarded as representations or warranties by United or UAL that such matters will be realized.
The United Building: 77 West Wacker Drive, Chicago, IL 60601

Non-GAAP To GAAP Reconciliations
Pursuant to SEC Regulation G, the company has included the following reconciliation of reported non-GAAP financial measures to comparable financial measures reported on a GAAP basis. The company believes that excluding fuel costs and certain other items from some measures is useful to investors because it provides an additional measure of management’s performance excluding the effects of a significant cost item over which management has limited influence, and the effects of certain other items that would otherwise make analysis of the company’s operating performance more difficult.

	Q3 2009 Estimate		Full Year 2009 Estimate
Operating expense per ASM - CASM (cents)	Low	High	Low	High
Mainline operating expense excluding profit sharing	11.20	11.28	10.80	10.88
Special items and other exclusions*	—	—	—	—

Mainline operating expense excluding profit sharing and special items	11.20	11.28	10.80	10.88
Plus: net non-cash mark-to-market impact	(0.05)	(0.05)	0.41	0.41

Mainline operating expense excluding profit sharing, net non-cash mark-to-market impact and special items	11.15	11.23	11.21	11.29
Less: fuel expense (excluding net non-cash mark-to-market impact)	(3.43)	(3.43)	(3.26)	(3.26)

Mainline operating expense excluding fuel, profit sharing and special items	7.72	7.80	7.95	8.03

	Q3 2009 Estimate		Full Year 2009 Estimate
Regional Affiliate expense per ASM - CASM (cents)	Low	High	Low	High
Regional Affiliate operating expense	15.58	15.69	16.09	16.18
Less: Regional Affiliate fuel expense	(4.33)	(4.33)	(4.22)	(4.22)

Regional CASM excluding fuel	11.25	11.36	11.87	11.96

	Q3 2009 Estimate		Full Year 2009 Estimate
Operating expense per ASM - CASM (cents)	Low	High	Low	High
Consolidated operating expense excluding profit sharing	11.77	11.85	11.47	11.55
Special items and other exclusions*	—	—	—	—

Consolidated operating expense excluding profit sharing and special items	11.77	11.85	11.47	11.55
Plus: net non-cash mark-to-market impact	(0.04)	(0.04)	0.36	0.36

Consolidated operating expense excluding profit sharing, net non-cash mark-to-market impact and special items	11.73	11.81	11.83	11.91
Less: fuel expense (excluding net non-cash mark-to-market impact)	(3.55)	(3.55)	(3.38)	(3.38)

Consolidated expense excluding fuel, profit sharing and special items	8.18	8.26	8.45	8.53

*	Operating expense per ASM — CASM also excludes the impact of certain primarily non-cash impairment, severance and other similar accounting charges. While United anticipates that it will record such charges in the third and fourth quarter, at this time the company is unable to accurately estimate the amounts of these charges.
The United Building: 77 West Wacker Drive, Chicago, IL 60601